Exhibit 10.12


                               COMCAST CORPORATION

                  2002 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

             (As Amended And Restated, Effective December 17, 2003)



1.        BACKGROUND AND PURPOSE

         COMCAST CORPORATION, a Pennsylvania corporation, hereby amends and restates the Comcast Corporation 2002 Non-Employee Director Compensation Plan, effective February 26, 2003. The purpose of the Plan is to provide Non-Employee Directors of COMCAST CORPORATION (the "Company") with compensation for services to the Company.

2.        DEFINITIONS

          (a) "Annual Retainer" means the amount payable for service as a Non-Employee Director for a calendar year, as a member of the Board, and as a member of one or more Committees as determined under Paragraph 3(a) of the Plan.

          (b)       "Board" means the Board of Directors of the Company.

          (c) "Board Meeting" means a meeting of the Board, whether in person or by telephone.

          (d)       "Committee" means a duly-constituted committee of the Board.

          (e) "Committee Meeting" means a meeting of a Committee, whether in person or by telephone, other than a meeting of a Committee that is convened and held during a Board Meeting.

          (f) "Company" means Comcast Corporation, a Pennsylvania corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

          (g) "Non-Employee Director" means an individual who is a member of the Board, and who is not an employee of the Company, including an individual who is a member of the Board and who previously was an employee of the Company.

          (h) "Plan" means the Comcast Corporation 2003 Non-Employee Director Compensation Plan, as set forth herein, and as amended from time to time.

          (i) "Plan Year" means (i) the period from November 18, 2002 through December 31, 2002 and (ii) each calendar year beginning after 2002.


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          (j)       "Share" means a share of Comcast Corporation Class A Common
                    Stock, par value $0.01.

3.        NON-EMPLOYEE DIRECTOR COMPENSATION

          (a) Non-Employee Director Compensation Package. Effective as of January 1, 2004, Non-Employee Directors shall be entitled to payments, grants and awards determined as follows:

                    (i) Annual Retainer. The Annual Retainer for service to the Company as a Non-Employee Director shall be $50,000.

                    (ii) Board Meeting Fee. The fee payable for attendance in person or via telephone at a Board Meeting shall be $2,000. The Board Meeting Fee will also be paid when a member of the Board is asked to attend a meeting or otherwise to conduct business on behalf of the Company in his or her capacity as a Director.

                    (iii) Annual Retainer: Chair - Audit Committee. The Annual Retainer for service as Chair of the Audit Committee shall be $20,000

                    (iv) Annual Retainer: Member - Audit Committee. The Annual Retainer for service as a member of the Audit Committee shall be $10,000.

                    (v) Annual Retainer: Chair - Compensation Committee. The Annual Retainer for service as Chair of the Compensation Committee shall be $10,000.

                    (vi) Annual Retainer: Member - Compensation Committee. The Annual Retainer for service as a member of the Compensation Committee shall be $5,000.

                    (vii) Annual Retainer: Chair - Any Committee of the Board other than the Audit Committee or the Compensation Committee. The Annual Retainer for service as the Chair of any committee of the Board other than the Audit Committee or the Compensation Committee shall be $5,000.

                    (viii) Annual Retainer: Member - Any Committee of the Board other than the Audit Committee or the Compensation Committee. The Annual Retainer for service as a member of any committee of the Board other than the Audit Committee or the Compensation Committee shall be $2,500.

                    (ix) Committee Meeting Fee - Audit Committee and Compensation Committee. The fee payable for attendance in person or via telephone at a Committee Meeting of the Audit Committee or the Compensation Committee shall be $2,500.


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                    (x)       Committee Meeting Fee - Any Committee of the Board
                              other than the Audit Committee or the Compensation Committee. The fee payable for attendance in person or via telephone at a Committee Meeting of any Committee other than the Audit Committee or the Compensation Committee shall be $1,000.

                    (x)       Stock Options.

          (A) As of November 20, 2002 and as of November 2002 of each Plan Year beginning after 2002, the Board shall grant non-qualified options to purchase 7,500 Shares to each Non-Employee Director who is in service as of each such date; provided that with respect to each individual who first becomes a Non-Employee Director after November 20, 2002, the Board shall grant a number of non-qualified options to purchase Shares determined as follows:



------------------------------------------------------------ ---------------------------------------------------------
Date of Commencement of Service as a Non-Employee Director   Number of Shares Subject to Grant of Non-Qualified
                                                             Options
------------------------------------------------------------ ---------------------------------------------------------
After November 20 of a Plan Year and before the next         7,500
following February 20
------------------------------------------------------------ ---------------------------------------------------------
After February 20 of a Plan Year and before the next         5,625
following May 20
------------------------------------------------------------ ---------------------------------------------------------
After May 20 of a Plan Year and before the next following    3,750
August 20
------------------------------------------------------------ ---------------------------------------------------------
After August 20 of a Plan Year and before the next           1,875
following November 20
------------------------------------------------------------ ---------------------------------------------------------



Each non-qualified option shall (1) generally be exercisable for 10 years from the date of grant, provided that options, to the extent then exercisable, shall be exercisable for 90 days following a termination of service for any reason other than death, disability or attainment of a mandatory retirement age; (2) vest and be exercisable in full after six months from the date of grant, provided that the Director continues in service for six months from the date of grant; (3) have an option price equal to the fair market value of the option share on the date of grant; and (4) bear such other terms and conditions of such shall be determined by the Board in its discretion.

(B) In the event that Shares are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split-up or other substitution of securities of the Company, the number and class of shares of stock subject to the grant of Non-Qualified Options under the Plan shall be adjusted consistent with the adjustment made pursuant to the Comcast Corporation 2002 Stock Option Plan (or such other more recently-adopted generally applicable Plan pursuant to which the Company grants stock options), and such adjustment shall be effective and binding for all purposes of this Plan.

          (b) Payment Practices. Payments, grants and awards described in Paragraph 3(a) of the Plan shall be subject to the following payment practices:


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                    (i)       Annual Retainer payments described in Paragraphs
                              3(a)(i), 3(a)(iii), 3(a)(iv), 3(a)(v), 3(a)(vi),
                              3(a)(vii) and 3(a)(viii) are payable as soon as reasonably practicable following the close of each calendar quarter, in arrears. Payments shall be pro-rated for partial years of service as a Non-Employee Director or on a Committee of the Board, so that a Non-Employee Director shall be entitled to one-quarter of each Annual Retainer payment referenced in this Paragraph 3(b)(i) for each calendar quarter within which such Non-Employee Director has one or more days of service as a Non-Employee Director. The Annual Retainer amounts adopted as part of the amendment and restatement of the Plan effective February 26, 2003 shall apply for the first calendar quarter of 2003 for any Non-Employee Director in service as a Non-Employee Director (including with respect to Committee assignments) for the period from February 26, 2003 through March 31, 2003.

                    (ii) A Non-Employee Director may elect to receive up to 50% of the Annual Retainer amount described in Paragraph 3(a)(i) and payable after 2002 in the form of Shares. The number of Shares payable to a Non-Employee Director shall be determined based on the closing price of Shares on the last business day of each calendar quarter.

4.        ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Board. Subject to the express terms and conditions set forth in the Plan, the Board shall have the power, from time to time, to interpret the Plan's provisions, prescribe, amend and rescind rules and regulations for the Plan, and make all other determinations necessary or advisable for the administration of the Plan. The determination of the Board in all matters as stated above shall be conclusive.

5.        TAXES

         The Company shall withhold the amount of any federal, state, local or other tax, charge or assessment attributable to the grant of any Award or lapse of restrictions under any Award as it may deem necessary or appropriate, in its sole discretion.

6.        AMENDMENT AND TERMINATION

         The Plan may be amended or terminated by the Board at any time. No accrued right to payment as determined under Paragraph 3 shall be affected by any such termination or amendment without the written consent of the affected Non-Employee Director.

7.        EFFECTIVE DATE

         The effective date of this amended and restatement of the Plan is December 17, 2003, and applies with respect to services provided on or after January 1, 2004. The original effective date of the Plan is November 18, 2002.


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


8.        GOVERNING LAW

         The Plan and all determinations made and actions taken pursuant to the Plan shall be governed in accordance with Pennsylvania law.

                                             COMCAST CORPORATION



                                             By: /s/ David L. Cohen
                                                 ------------------------------



                                             Attest: /s/ Arthur R. Block
                                                     --------------------------













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


                                   SCHEDULE I

                               COMCAST CORPORATION
                       NON-EMPLOYEE DIRECTOR COMPENSATION
                                      2004

--------------------------------------------------- -------------------------------------------------
Director                                            Annual Retainer $50,000,
                                                    subject to election to
                                                    receive up to half in the
                                                    form of Comcast Corporation
                                                    Class A Common Stock
--------------------------------------------------- -------------------------------------------------
Board Meeting Fee*                                  $2,000
--------------------------------------------------- -------------------------------------------------
Audit Committee Annual Retainer - Chair             $20,000
--------------------------------------------------- -------------------------------------------------
Compensation Committee Annual Retainer - Chair      $10,000
--------------------------------------------------- -------------------------------------------------
Other Committee Annual Retainer - Chair             $5,000
--------------------------------------------------- -------------------------------------------------
Audit Committee Annual Retainer - Member            $10,000
--------------------------------------------------- -------------------------------------------------
Compensation Committee Annual Retainer - Member     $5,000
--------------------------------------------------- -------------------------------------------------
Other Committee Annual Retainer - Member            $2,500
--------------------------------------------------- -------------------------------------------------
Committee Meeting Fee - Audit Committee             $2,500
--------------------------------------------------- -------------------------------------------------
Committee Meeting Fee - Compensation Committee      $2,500
--------------------------------------------------- -------------------------------------------------
Committee Meeting Fee - Other Committee             $1,000
--------------------------------------------------- -------------------------------------------------
Annual Stock Option Grant                           7,500 shares
--------------------------------------------------- -------------------------------------------------







--------
         * Fee will also be paid when a member of the Board is asked to attend a meeting or otherwise to conduct business on behalf of the Company in his/her capacity as Director.




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